Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------

                        Application for Credit Facilities

                                (Revision No. 2)

Application No. 024/45
                       Made at Bangkok First Investment & Trust Public Co., Ltd.

                                  on August 22, 2002

         Whereas we, King Power Duty Free Co., Ltd., by our authorized director Mr. Viratana Suntaranond, with an office at 26th-27th Floor, Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, submitted Applications for Credit Facilities No. 008/44, dated November 20, 2001 and No.004/45, dated April 3, 2002, to and were granted Credit Facilities by Bangkok First Investment & Trust Public Co., Ltd., hereinafter referred to as the `Company' since an additional credit of 20,000,000.- baht (twenty million baht) has been granted making up a total credit of 80,000,000.- baht (eighty million baht), it is mutually agreed that the terms and conditions of such Credit Facilities be amended for the second time as follows:

         We shall issue to Company one or many promissory notes in lieu of repayment of such Credits. We shall pay the interest accumulated on the amount of each promissory note at the rate shown on each respective note. We shall pay interest on the last day normal working day of each month and on the day when the principal sum under the note is due and payable. If Company does not receive payment of principal sum and/or interest due and payable under one or many notes issued by us and/or upon demand by Company for payment whichever the case may be, we shall pay Company the sum under each note with interest accumulated thereon at the default rate set by Company prevailing at the time instead of the rate under the note, which on the date of application such default rate is 19% per annum and it is subject to future increase or decrease. We acknowledge that Company shall calculate interest at such default rate from the day when interest is due and payable and/or on the maturity date of each and every note and/or on the due date when Company demands for payment until Company receives payment in full.

         In the event that one or of such many notes is mature and/or Company demands for payment, we shall forthwith pay Company all the principal sum and interest still owing. If we intend to use the credit facilities as approved by Company, we shall issue Company with new note having value, interest rate, due date and other particulars as set forth by Company in replacement of the existing note and continue to do so until we have repaid Company all the sums hereunder in full by August 15, 2003.

         In the event that we are in arrears with payment of interest on such credit for more than a year, Company may calculate compound interest at the said default rate.

         For the purpose of calculation, one year shall be regarded as 365 days.

         For the credit granted by Company, we shall put up the following securities:

         o Pledge of note(s) issued by Company under which we are the beneficiary. We shall endorse on the back of one or many of such notes to put it/them in pledge to secure repayment of such credits and hand it/them to Company. We agree that so long as each note is still valid we shall maintain the value of note pledged with Company at lease 31.25% of the sums borrowed by us and still owing to Company. Failure to do so shall be regarded as breach of Credit Agreement in essence.

         o A guarantee of 80,000,000.- baht (eighty million baht) for all the credits granted to us under all notes to be put up jointly, severally and on behalf of each other by our directors Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond.

         o A guarantee of 80,000,000.- baht (eighty million baht) for all the credits granted to us under all applications for credits to be put up by King Power Tax Free Co., Ltd.

         Repayment hereunder shall be made at Company's office during working hours. If the due date falls on a non-working day, repayment shall be made on the last working day prior to such non-working day.

         Any communications sent by Company to us at the above address by hand, registered or unregistered mail shall be regarded as duly delivered, whether the same are received or not. If we change our address we shall inform Company of our new address as soon as possible.

         Any arrangements made hereunder shall be binding upon us and we shall comply with them in all respects.

         In witness whereof, we have affixed our signatures hereunto in the presence of the witnesses on the date written above.


                                    -Signed-                           Applicant
                         (King Power Duty Free Co, Ltd.)

(Seal of King Power Duty Free Co., Ltd.)

                                    -Signed-                           Witness
                            (Mr. Thanasan Amphatemi)


                                    -Signed-                           Witness
                       (Miss Laddawan Wiwatthanakulwanit)

Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------

                        Application for Credit Facilities

                                   (Addition)

Application No. 004/45
                       Made at Bangkok First Investment & Trust Public Co., Ltd.

                                  on April 3, 2002

         Whereas we, King Power Duty Free Co., Ltd., by our authorized director Mr. Viratana Suntaranond, with an office at 26th-27th Floor, Siam Tower Building, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, submitted Applications for Credit Facilities No. 008/44, dated November 20, 2001 to and were granted Credit Facilities by Bangkok First Investment & Trust Public Co., Ltd., hereinafter referred to as the `Company' of 60,000,000.- baht (Sixty million baht). It is mutually agreed that the terms and conditions of such Credit Facilities be amended as follows:

         We shall issue to Company one or many promissory notes in lieu of repayment of such Credits. We shall pay the interest accumulated on the amount of each promissory note at the rate shown on each respective note. We shall pay interest on the last day normal working day of each month and on the day when the principal sum under the note is due and payable. If Company does not receive payment of principal sum and/or interest due and payable under one or many notes issued by us and/or upon demand by Company for payment whichever the case may be, we shall pay Company the sum under each note with interest accumulated thereon at the default rate set by Company prevailing at the time instead of the rate under the note, which on the date of application such default rate is 19% per annum and it is subject to future increase or decrease. We acknowledge that Company shall calculate interest at such default rate from the day when interest is due and payable and/or on the maturity date of each and every note and/or on the due date when Company demands for payment until Company receives payment in full.

         In the event that one or of such many notes is mature and/or Company demands for payment, we shall forthwith pay Company all the principal sum and interest still owing. If we intend to use the credit facilities as approved by Company, we shall issue Company with new note having value, interest rate, due date and other particulars as set forth by Company in replacement of the existing note and continue to do so until we have repaid Company all the sums hereunder in full by March 31, 2003.

         In the event that we are in arrears with payment of interest on such credit for more than a year, Company may calculate compound interest at the said default rate.

         For the purpose of calculation, one year shall be regarded as 365 days.

         For the credit granted by Company, we shall put up the following securities:

         o Pledge of note(s) issued by Company under which we are the beneficiary. We shall endorse on the back of one or many of such notes to put it/them in pledge to secure repayment of such credits and hand it/them to Company. We agree that so long as each note is still valid we shall maintain the value of note pledged with Company at lease 33.33% of the sums borrowed by us and still owing to Company. Failure to do so shall be regarded as breach of Credit Agreement in essence.

         o Acknowledgement jointly, severally and on behalf of each other by our directors Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond of the credits granted to us hereunder. A letter of guarantee to the value of 60,000,000.- baht (sixty million baht) was put up on November 20, 2001 by such persons.

         o Acknowledgement by us of the credits grated to us hereunder. A letter of guarantee to the value of 60,000,000.- baht (sixty million baht) was put up by King Power Tax Free Co., Ltd. on November 20, 2001.

         Repayment hereunder shall be made at Company's office during working hours. If the due date falls on a non-working day, repayment shall be made on the last working day prior to such non-working day.

         Any communications sent by Company to us at the above address by hand, registered or unregistered mail shall be regarded as duly delivered, whether the same are received or not. If we change our address we shall inform Company of our new address as soon as possible.

         Any arrangements made hereunder shall be binding upon us and we shall comply with them in all respects.

         In witness whereof, we have affixed our signatures hereunto in the presence of the witnesses on the date written above.


                                    -Signed-                           Applicant
                         (King Power Duty Free Co, Ltd.)

(Seal of King Power Duty Free Co., Ltd.)

                                    -Signed-                           Witness
                            (Mr. Thanasan Amphatemi)


                                    -Signed-                           Witness
                       (Miss Laddawan Wiwatthanakulwanit)

Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------

                           Memorandum of Understanding

                    Pledge Agreement, dated November 20, 2001

                                 Revision No. 1

         This Memorandum of Understanding is made at Bangkok First Investment & Trust Public Co., Ltd., with an address at 23rd Floor, Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, on April 3, 2002 between

         King Power Duty Free Co., Ltd., nationality: Thai, with an address at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Pledger,' as one party, and

         Bangkok First Investment & Trust Public Co., Ltd., with an office at 23rd Floor, Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter referred to as the `Pledgee,' as another party. It is mutually agreed as follows:

         Whereas Pledgor made Pledge Agreement, dated November 20, 2001, hereinafter referred to as the `Pledge Agreement' having all the terms and conditions of pledge of promissory notes. Pledgor intends to amend the credit limit, terms and conditions set forth by Pledgee under such Pledge Agreement, and Pledgee agrees with such amendment. It is therefore mutually agreed that Revision No. 1 be made with the following terms and conditions:

1. Pledge Agreement Cl. 1 shall be amended to read:

         1. Whereas Pledgee agrees to grant Pledgor credit up to 60,000,000.00 baht (sixty million baht) in any form of loan taken out at one or many times before or after the date of this Pledge Agreement. Pledgor agrees to repay such loans to Pledgee according to the terms and conditions of each type of credit.

         To secure total repayment of principal sum and interest, Pledgor agrees to put in pledge with Pledgee the Pledgee-issued promissory notes, under which Pledgor is nominated as beneficiary for the sum specified in the Application submitted by Pledgor to Pledgee for Credit Facilities , and the terms and conditions thereof shall be regarded as a part of this Pledge Agreement. Such promissory note(s) shall be endorsed by Pledgor and handed to Pledgees from the date of this Agreement and/or in the future, and such endorsement(s) shall be regarded as a part/parts hereof.

         Pledgor hereby authorize Pledgee or its assign to countersign such endorsement and pledge of such promissory notes on behalf of Pledgor.

2. Pledge Agreement Cl. 4 shall be amended to read:

         4. Under all circumstances Pledgee shall be entitled to demand for repayment under such promissory note(s), and Pledgor shall waive its right of claim against Pledgee in this respect. Pledgee shall apply such sum to repayment of any sums still owing under any instruments, and return the balance to Pledgor. If such sum is less than the sum still owing, Pledgor and/or Borrower shall pay the shortfall.

         The Pledgee's right of claim mentioned above shall include the demand for repayment of any sum under new promissory notes issued in replacement of existing note after endorsement and delivery to Pledgee at the time of maturity. Pledgor expressly agrees that the obligations hereunder shall also be transferred to such new notes issued by Pledgor to Pledgee.


3. The terms and conditions of Pledge Agreement, dated November 20, 2001, other than those amended herein shall remain the same.

4. This Memorandum of Understanding shall be regarded as a part of the Pledge Agreement, dated November 20, 2001, between Pledgor and Pledgee.

         Pledgor and Pledgee have thoroughly read and understood the content of this Agreement. Seeing that it is in accordance with their wishes, the Parties have affixed their signatures hereunto in the presence of the witnesses on the above written date.

                                    -Signed-                           Applicant
                         (King Power Duty Free Co, Ltd.)

(Seal of King Power Duty Free Co., Ltd.)

                                    -Signed-                           Pledgee
               (Bangkok First Investment & Trust Public Co., Ltd.)
(Seal of Bangkok First Investment & Trust Public Co., Ltd.)

                                    -Signed-                           Witness
                            (Mr. Thanasan Amphatemi)


                                    -Signed-                           Witness
                       (Miss Laddawan Wiwatthanakulwanit)

Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------

                           Memorandum of Understanding

                    Pledge Agreement, dated November 20, 2001

                       Revision No. 1, dated April 3, 2002

                                 Revision No. 2

         This Memorandum of Understanding is made at Bangkok First Investment & Trust Public Co., Ltd., with an address at 23rd Floor, Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, on August 22, 2002 between

         King Power Duty Free Co., Ltd., nationality: Thai, with an address at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok, hereinafter referred to as the `Pledger,' as one party, and

         Bangkok First Investment & Trust Public Co., Ltd., with an office at 23rd Floor, Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter referred to as the `Pledgee,' as another party. It is mutually agreed as follows:

         Whereas Pledgor made Pledge Agreement, dated November 20, 2001, and its Revision No.1, dated April 3, 2002, hereinafter referred to collectively as the `Pledge Agreement' having all the terms and conditions of pledge of promissory notes. Pledgor intends to amend the credit limit, terms and conditions set forth by Pledgee under such Pledge Agreement, and Pledgee agrees with such amendment. It is therefore mutually agreed that Revision No. 2 be made with the following terms and conditions:

1. Cl. 1 of Pledge Agreement, dated November 20, 2001 and its Revision No. 1, dated April 3, 2002, shall be amended to read:

         1. Whereas Pledgee agrees to grant Pledgor credit up to 80,000,000.00 baht (eighty million baht) in any form of loan taken out at one or many times before or after the date of this Pledge Agreement. Pledgor agrees to repay such loans to Pledgee according to the terms and conditions of each type of credit.

         To secure total repayment of principal sum and interest, Pledgor agrees to put in pledge with Pledgee the Pledgee-issued promissory notes, under which Pledgor is nominated as beneficiary for the sum specified in the Application submitted by Pledgor to Pledgee for Credit Facilities , and the terms and conditions thereof shall be regarded as a part of this Pledge Agreement. Such promissory note(s) shall be endorsed by Pledgor and handed to Pledgees from the date of this Agreement and/or in the future, and such endorsement(s) shall be regarded as a part/parts hereof.

         Pledgor hereby authorize Pledgee or its assign to countersign such endorsement and pledge of such promissory notes on behalf of Pledgor.

2. The terms and conditions of Pledge Agreement, dated November 20, 2001 and its Revision No.1, dated April 3, 2002, other than those amended herein shall remain the same.

3. This Memorandum of Understanding shall be regarded as a part of the Pledge Agreement, dated November 20, 2001 and its Revision No.1, dated April 3, 2002, between Pledgor and Pledgee.

         Pledgor and Pledgee have thoroughly read and understood the content of this Agreement. Seeing that it is in accordance with their wishes, the Parties have affixed their signatures hereunto in the presence of the witnesses on the above written date.


                                    -Signed-                           Applicant
                         (King Power Duty Free Co, Ltd.)

(Seal of King Power Duty Free Co., Ltd.)

                                    -Signed-                           Witness
               (Bangkok First Investment & Trust Public Co., Ltd.)
(Seal of Bangkok First Investment & Trust Public Co., Ltd.)

                                    -Signed-                           Witness
                            (Mr. Thanasan Amphatemi)


                                    -Signed-                           Witness
                       (Miss Laddawan Wiwatthanakulwanit)

Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------


                               Letter of Guarantee
                               -------------------

                Bangkok First Investment & Trust Public Co., Ltd.

                                 August 22, 2002


We, the persons whose names are listed hereunder,

1.       Mr.  Vichai  Raksriaksorn,  age: 44,  Nationality:  Thai,  Race:  Thai,
         Address: House No. 20, Sukhumvit 64 Lane, Sukhumvit Road, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, and
2.       Mr. Viratana  Suntaranond,  age: 61,  Nationality:  Thai,  Race:  Thai,
         Address: House No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis,

hereinafter collectively referred to as the `Joint Guarantor,' hereby jointly issue Bangkok First Investment & Trust Public Co., Ltd., with an office at 23rd Floor, Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon district, Bangkok Metropolis, hereinafter referred to as the `Company,' with this Letter of Guarantee to secure the obligations of King Power Duty Free Co., Ltd. with an office at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Borrower,'

1. Whereas Company agrees to grant Borrower credit up to 80,000,000.00 baht (eighty million baht) in any form of loan taken out at one or many times before or after the date of this Letter of Guarantee. Borrower issued promissory notes to Company on the day of drawdown and agrees to repay such loans to Company at the place, date and time set forth in each note.

         In the event that Borrower fails to repay the loans secured by such promissory notes for any reasons whatsoever, or causes any losses or damages in connection with such credits, total or separate items, Joint Guarantor shall, upon notice by Company, pay Company for such losses and/or damages up to 80,000,000.- baht (eighty million baht), the interest accumulated thereon a the rate of 19.00 % per annum or at default rate set by Company and prevailing on the day of default on payment, whichever the case may be, and other expenses arising from and in connection with the recovery of such sum.

2. Joint Guarantor shall always consent to extension of time granted to Borrower by Company and shall not put up such extension of time as the grounds for discharging its liabilities.

3. In the event of breach of Agreement or default on the part of Borrower, Joint Guarantor shall waive its right to make Company enforce payment from Borrower before seeking compensation from Joint Guarantor. However, this waiver shall not prejudice Company's right to demand from or take legal proceedings against Borrower as it deems appropriate, and if Company cannot recover the entire amount or some of it, such acts as performed for and on behalf of Joint Guarantor, and therefore Joint Guarantor shall forthwith pay all the sums still owing together with fees and expense incurred on Company, whether or not Company has notified, claimed or taken actions against Joint Guarantor as if the latter is a joint obligator.

4. Any change of address by Joint Guarantor shall forthwith be notified to Company, otherwise Joint Guarantor shall be responsible for the losses and damages incurred to Company.

5. This Guarantee shall be binding upon Joint Guarantor in all respects even if the same entered into such Agreement through misunderstanding knowingly or unknowingly. Joint Guarantor shall not be discharged from liabilities on the grounds that Company has performed any acts which result in Joint Guarantor not being able to assume all or some of the rights granted to Company before or at the time of making Guarantee.

6. This Guarantee shall secure all the loans taken our by Borrower from Company before, during and after the date of this Guarantee. Joint Guarantor shall not withdraw or revoke this Guarantee until Company is fully repaid by virtue hereof.

         In witness whereof, Joint Guarantor has affixed their signatures hereunto in the presence of the witnesses at the place and date written above.

                                    -Signed-                     Joint Guarantor
                            (Mr. Vichai Raksriaksorn)

                                    -Signed-                     Joint Guarantor
                           (Mr. Viratana Suntaranond)

                                    -Signed-                     Witness
                            (Mr. Thanasan Amphatemi)

                                    -Signed-                     Witness
                       (Miss Laddawan Wiwatthanakulwanit)

Bangkok First Investment & Trust Public Company Limited
23rd Fl., Bangkok Insurance Bldg., 25 Sathon Tai Road, Sathon, Bangkok
Tel. (662) 677-4300  Fax: 677-4301
--------------------------------------------------------------------------------


                              Letter of Guarantee
                              -------------------

                Bangkok First Investment & Trust Public Co., Ltd.

                                August 22, 2002


         We, King Power Tax Free Co., Ltd., nationality: Thai, with an office at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Guarantor,' hereby issue Bangkok First Investment & Trust Public Co., Ltd., with an office at Bangkok Insurance/YWCA Building, 25, Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter referred to as the `Company,' with this Letter of Guarantee to secure the obligations of King Power Duty Free Co., Ltd. with an office at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter referred to as the `Borrower,'

1. Whereas Company agrees to grant Borrower credit up to 80,000,000.00 baht (eighty million baht) in any form of loan taken out at one or many times before or after the date of this Letter of Guarantee. Borrower issued promissory notes to Company on the day of drawdown and agrees to repay such loans to Company at the place, date and time set forth in each note.

         In the event that Borrower fails to repay the loans secured by such promissory notes for any reasons whatsoever, or causes any losses or damages in connection with such credits, total or separate items, Guarantor shall, upon notice by Company, pay Company for such losses and/or damages up to 80,000,000.- baht (eighty million baht), the interest accumulated thereon a the rate of 19.00 % per annum or at default rate set by Company and prevailing on the day of default on payment, whichever the case may be, and other expenses arising from and in connection with the recovery of such sum.

2. Guarantor shall always consent to extension of time granted to Borrower by Company and shall not put up such extension of time as the grounds for discharging its liabilities.

3. In the event of breach of Agreement or default on the part of Borrower, Guarantor shall waive its right to make Company enforce payment from Borrower before seeking compensation from Guarantor. However, this waiver shall not prejudice Company's right to demand from or take legal proceedings against Borrower as it deems appropriate, and if Company cannot recover the entire amount or some of it, such acts as performed for and on behalf of Guarantor, and therefore Guarantor shall forthwith pay all the sums still owing together with fees and expense incurred on Company, whether or not Company has notified, claimed or taken actions against Guarantor as if the latter is a joint obligator.

4. Any change of address Joint Guarantor shall forthwith be notified to Company, otherwise Guarantor shall be responsible for the losses and damages incurred to Company.

5. This Guarantee shall be binding upon Guarantor in all respects even if the same entered into such Agreement through misunderstanding knowingly or unknowingly. Guarantor shall not be discharged from liabilities on the grounds that Company has performed any acts which result in Guarantor not being able to assume all or some of the rights granted to Company before or at the time of making Guarantee.

6. This Guarantee shall secure all the loans taken our by Borrower from Company before, during and after the date of this Guarantee. Guarantor shall not withdraw or revoke this Guarantee until Company is fully repaid by virtue hereof.

         In witness whereof, Guarantor has affixed its signature hereunto in the presence of the witnesses at the place and date written above.


                                    -Signed-                           Applicant
                         (King Power Tax Free Co, Ltd.)

(Seal of King Power Tax Free Co., Ltd.)

                                    -Signed-                           Witness
                            (Mr. Thanasan Amphatemi)


                                    -Signed-                           Witness
                       (Miss Laddawan Wiwatthanakulwanit)